UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2025

GURU APP FACTORY CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-274641	98-1726952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

GURU APP FACTORY CORP.

74 Norfolk House Rd.

London SW16 1JH, UK

(Address of principal executive offices)

+4479 44544871

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant

On April 22, 2025, the majority shareholder of GURU APP FACTORY CORP (the "Company"), Mr. Deniss Volkovs, entered into a Stock Purchase Agreement (SPA) with Mr. Bong Dennis for the sale of 4,000,000 shares held by Mr. Volkovs.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Following the completion of the SPA, Mr. Deniss Volkovs resigned from all positions within the Company. Additionally, Mr. Alexandr Chiciuc, Director, also resigned. Mr. Bong Dennis has been appointed as President, Chief Executive Officer, and Chief Financial Officer of the Company as at April 22, 2025. No compensation arrangements or other agreements between the Company and Mr. Bong were made in connection with this appointment.

Mr. Dennis has over 17 years of experience in the IT and software industry, with a focus on software development, software solutions, and emerging technologies. From 2019 to 2024, he served as Development Director at Techbros Group in Jakarta, focusing on workflow efficiency, telecom product and consulting development, and client support services. Prior to that, he was a Senior Manager at Smartek Sistem from 2015 to 2019, where he led efforts to implement efficient technology solutions to transform and digitize clients’ business processes. From 2007 to 2015, he worked at Telkom Indonesia, initially as a Developer and later as a Senior Developer, contributing to the development of billing systems and introducing best practices that reduced deployment times. Mr. Dennis holds a bachelor’s degree in computer science from the University of Indonesia, earned in 2007.

The Company wishes to express its gratitude to Mr. Deniss Volkovs and Mr. Alexandr Chiciuc for their valuable contributions during their tenure. Their decisions to resign are based on personal reasons and are not related to any disagreement with the Company. The Board remains confident in the Company's strategic direction and the leadership of Mr. Bong Dennis, who brings a wealth of experience and expertise to drive future growth and innovation.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GURU APP FACTORY CORP

Date: April 25, 2025	By:	/s/ Bong Dennis
	Name:	Bong Dennis
	Title:	President, Chief Executive Officer, and Chief Financial Officer

3